January 2021 Richard P. Smith – President & Chief Executive Officer John S. Fleshood – EVP & Chief Operating Officer Peter G. Wiese – EVP & Chief Financial Officer Investor Presentation Fourth Quarter 2020

January 2021 SAFE HARBOR STATEMENT The statements contained herein that are not historical facts are forward-looking statements based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond our control. There can be no assurance that future developments affecting us will be the same as those anticipated by management. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. These risks and uncertainties include, but are not limited to, the following: the strength of the United States economy in general and the strength of the local economies in which we conduct operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market and monetary fluctuations; the impact of changes in financial services policies, laws and regulations; technological changes; weather, natural disasters and other catastrophic events that may or may not be caused by climate change and their effects on economic and business environments in which the Company operates; the continuing adverse impact on the U.S. economy, including the markets in which we operate, due to the COVID-19 global pandemic, and the impact of a slowing U.S. economy and increased unemployment on the performance of our loan portfolio, the market value of our investment securities, the availability of sources of funding and the demand for our products; the costs or effects of mergers, acquisitions or dispositions we may make; the future operating or financial performance of the Company, including our outlook for future growth, changes in the level of our nonperforming assets and charge-offs; the appropriateness of the allowance for credit losses including the timing and effects of the implementation of the current expected credit losses model; any deterioration in values of California real estate, both residential and commercial; the effect of changes in accounting standards and practices; possible other-than-temporary impairment of securities held by us; changes in consumer spending, borrowing and savings habits; our ability to attract and maintain deposits and other sources of liquidity; changes in the financial performance and/or condition of our borrowers; our noninterest expense and the efficiency ratio; competition and innovation with respect to financial products and services by banks, financial institutions and non-traditional providers including retail businesses and technology companies; the challenges of integrating and retaining key employees; the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; a failure in or breach of our operational or security systems or infrastructure, or those of our third- party vendors or other service providers, including as a result of cyber-attacks and the cost to defend against such attacks; change to U.S. tax policies, including our effective income tax rate; the effect of a fall in stock market prices on our brokerage and wealth management businesses; the discontinuation of the London Interbank Offered Rate and other reference rates; and our ability to manage the risks involved in the foregoing. Additional factors that could cause results to differ materially from those described above can be found in our Annual Report on Form 10-K for the year ended December 31, 2019, and Quarterly Reports on form 10-Q for the periods ended September 30, 2020, June 30, 2020, and March 31, 2020, which have been filed with the Securities and Exchange Commission (the “SEC”) and are available in the “Investor Relations” section of our website, https://www.tcbk.com/investor-relations and in other documents we file with the SEC. Annualized, pro forma, projections and estimates are not forecasts and may not reflect actual results. We are under no obligation (and expressly disclaim any such obligation) to update or alter our forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. 2

January 2021 AGENDA • Most Recent Quarter Recap • Company Overview • Lending Overview • Deposit Overview • Financials 3

January 2021 MOST RECENT QUARTER HIGHLIGHTS 4 Consistent Profitability  Pre-tax pre-provision return on average assets and average equity was 1.96% and 16.33%, respectively and 1.83% and 14.43%, respectively for the three- and twelve-month respective periods ended December 31, 2020.  Revenues benefited from mortgage origination and sale activities as well as PPP fee recognition.  Previous actions related to expense management strategies were realized. Net Interest Margin  Net interest margin was 3.79% for Q4 2020 versus 3.72% for Q3 2020 and 4.39% in Q4 2019.  Non-interest-bearing deposits were 39.7% of total deposits.  Excess Balance sheet liquidity continues to provide net interest margin pressure, while deployment of those resources is benefiting net interest income growth efforts. Credit Quality  Nonperforming assets to total assets of 0.39% 0.34%, and 0.30% at Q4 2020, Q3 2020, and Q4 2019; while COVID related deferrals are considered low and have continued to decline.  The ratio of loan loss reserves to total loans was 1.93%, or 2.07%, excluding PPP loans at Q4 2020.  Net (charge-offs) recoveries for the three and twelve months ended December 31, 2020 were ($178,000) and $130,000, respectively. Experienced and Proven Team  Track record of well executed and accretive acquisitions.  Prudent and proactive risk management focus is complementary to strong asset quality.  Well positioned balance sheet to capitalize on opportunities as they arise. Diverse Deposit Base  Cost of total deposits was 0.07% in Q4 2020 versus 0.09% in Q3 2020 and 0.22% in Q4 2019. Capital and Liquidity Strength  Consistent payment of quarterly dividends with routine periodic increases.  We remain well capitalized across all regulatory capital ratios.  Active share repurchase program with demonstrated utilization.

January 2021 COMPANY OVERVIEW 5

January 2021 COMPANY OVERVIEW Nasdaq: TCBK Headquarters: Chico, California Stock Price*: $35.28 Market Capitalization: $1.0 Billion Asset Size: $7.6 Billion Deposits: $6.5 Billion Loans: $4.8 Billion Bank Branches: 75 ATMs: 97 Market Area: TriCo currently serves 29 counties throughout Northern and Central California. These counties represent over 30% of California’s population. * As of close of business December 31, 2020 6

January 2021 EXECUTIVE TEAM Rick Smith President & CEO TriCo since 1993 John Fleshood EVP Chief Operating Officer TriCo since 2016 Dan Bailey EVP Chief Banking Officer TriCo since 2007 Craig Carney EVP Chief Credit Officer TriCo since 1996 Peter Wiese EVP Chief Financial Officer TriCo since 2018 7 Judi Giem SVP Chief HR Officer TriCo since 2020 Greg Gehlmann SVP General Counsel TriCo since 2017

POSITIVE EARNINGS TRACK RECORD



Earnings (in Millions)
$24
$22
$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
$0.80
$0.60
$0.40
$0.20
$0.00
Qtrly EPS (diluted)

	Q2'17	Q3'17	Q4'17 *	Q1'18	Q2'18	Q3'18	Q4'18	Q1'19	Q2'19	Q3'19	Q4'19	Q1'20	Q2'20	Q3'20	Q4'20
Net Income ($MM)	$13.6	$11.9	$3.0	$13.9	$15.0	$16.2	$23.2	$22.7	$23.1	$23.4	$22.9	$16.1	$7.4	$17.6	$23.6
Qtrly Diluted EPS	$0.58	$0.51	$0.13	$0.60	$0.65	$0.53	$0.76	$0.74	$0.75	$0.76	$0.75	$0.53	$0.25	$0.59	$0.79
Adj EPS	$0.58	$0.51	$0.45	$0.60	$0.65	$0.53	$0.76	$0.74	$0.75	$0.76	$0.75	$0.53	$0.25	$0.59	$0.79

* Impact of the Tax Cut and Jobs Act results in adjusted quarterly diluted EPS of $0.45.

8 January 2021

trico bancshares

January 2021 SHAREHOLDER RETURNS 9 Dividends per Share: 11.1% CAGR Dividends as % of Earnings Return on Avg. Shareholder Equity Diluted EPS $0.11 $0.15 $0.15 $0.17 $0.19 $0.22 $0.13 $0.15 $0.17 $0.17 $0.19 $0.22 $0.13 $0.15 $0.17 $0.17 $0.22 $0.22 $0.15 $0.15 $0.17 $0.19 $0.22 $0.22 $0.52 $0.60 $0.66 $0.70 $0.82 $0.88 2015 2016 2017 2018 2019 2020 Q1 Q2 Q3 Q4 10.04% 9.47% 8.10% 10.75% 10.49% 7.18% 2015 2016 2017 2018 2019 2020 $0.36 $0.46 $0.52 $0.60 $0.74 $0.53 $0.49 $0.41 $0.58 $0.65 $0.75 $0.25 $0.55 $0.53 $0.51 $0.53 $0.76 $0.59 $0.50 $0.54 $0.76 $0.75 $0.79 $1.91 $1.94 $1.74 $2.54 $3.00 $2.16 2015 2016 2017 2018 2019 2020 Q1 Q2 Q3 Q4 31% 31% 37% 27% 27% 41% 2015 2016 2017 2018 2019 2020

January 202110 Dollars in millions. Total Assets for periods ending 2005 – Q4 2020. CONSISTENT ORGANIC GROWTH & DISCIPLINED ACQUIRER

January 2021 • Fiscal Policy Changes, Vaccine Distribution, and the Long- Term Timing and Magnitude of Small Business Growth • Leveraging Technologies for Talent and Customer Acquisition • Expansion and Streamlined Execution of PPP…Round II • Building and Growing the Bank of the Future • Timing and Execution of Meaningful Acquisition Strategies • Relentless Pursuit of Greater Operational Efficiency • Duration of a Low Rate Environment – Maximizing Margin and Growing Earning Assets • Maintaining Our Culture and Sense of Team…Virtually • Deployment of Capital – Dividends & Share Repurchases “TOP OF MIND THEMES & EXECUTIVE TOPICS” 11

January 2021 LOANS & CREDIT QUALITY 12

January 2021 CONSISTENT LOAN GROWTH 13 *Note: Q3 2018 includes acquisition of FNB Bancorp (Loan Yield was 5.04%) End of period balances include LHFS. Yields based on avg balance and quarterly interest income. $423 $426 $327 5.32% 5.16% 5.24% 5.48% 5.50% 5.46% 5.33% 5.23% 5.05% 4.78% 5.09% 3.00% 4.00% 5.00% 6.00% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 2016 2017 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 T o ta l L o a n s (M ill io n s) Non-PPP PPP Loans Loan Yield Loan Yield Excl PPP

January 2021 $1,539 $621 $639 $553 $526 $327 $285 $197 $82 $1,610 $546 $519 $515 $246 $362 $248 $178 $81 CRE Non-Owner Occupied CRE-Owner Occupied Multifamily SFR 1-4 Term Commercial & Industrial SFR HELOC and Junior Liens Construction Agriculture & Farmland Auto & Other 4Q-2020 4Q-2019  Dollars in millions, Net Book Value at period end, excludes LHFS; Auto & other includes Leases DIVERSIFIED LOAN PORTFOLIO 14 CRE Non-Owner Occupied 32% CRE-Owner Occupied 13% Multifamily 13% SFR 1-4 Term 12% Commercial & Industrial 11% SFR HELOC and Junior Liens 7% Construction 6% Agriculture & Farmland 4% Auto & Other 2%

January 2021 CRE COLLATERAL VALUES 15 79% 50% 55% 62% 62% 64% 40% 47% 21% 44% 42% 37% 38% 31% 54% 44% 0% 5% 2% 2% 1% 4% 6% 8% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% Hotel/Motel Office Building Retail Building Warehouse Self Storage Other Multifamily CRE Owner Occupied <= 60% > 60% - 75% > 75%

January 2021 $1,557 $1,630 $324 $359 $530 $247 $643 $522 $628 $556 $557 $523 $288 $251 $197 $179 $76 $80 $88 $84 $535 $542 $372 $254 $40 $28 $27 $20 $0 $0 $221 $223 $62 $45 $11 $64 4Q-2020 4Q-2019 4Q-2020 4Q-2019 4Q-2020 4Q-2019 4Q-2020 4Q-2019 4Q-2020 4Q-2019 4Q-2020 4Q-2019 4Q-2020 4Q-2019 4Q-2020 4Q-2019 4Q-2020 4Q-2019 CRE NOO SFR HELOC and Junior Liens C&I Multifamily CRE Owner Occupied SFR 1-4 Term Construction Agriculture & Farmland Consumer & Other Outstanding Principal ($MM) Unfunded Commitment ($MM)  Outstanding Principal excludes unearned fees and discounts/premiums ($ in millions)  Excludes Leases, DDA Overdraft, and Credit Card commitments  C&I includes PPP loans for $334 mln in Outstanding Principal. HELOC - BY VINTAGE Total Unfunded Commitments as of Q4 2020: $1.36 billion* UNFUNDED LOAN COMMITMENTS 16

January 2021 $249 $248 $243 $247 $262 $208 $205 $197 $219 $207 $221 $254 $235 $265 $273 $372 53.3% 54.5% 52.4% 49.3% 52.7% 44.0% 42.9% 34.5% 0% 10% 20% 30% 40% 50% 60% $0 $100 $200 $300 $400 $500 $600 1Q-2019 2Q-2019 3Q-2019 4Q-2019 1Q-2020 2Q-2020 3Q-2020 4Q-2020 M ill io n s o f $ Outstanding Principal ($MM) Unfunded Commitment ($MM) Utilization  Outstanding Principal excludes unearned fees and discounts/premiums ($ millions) C&I UTILIZATION 17

January 2021  Dollars in millions, Wtd Avg Rate (weighted average rate) is as of 12/31/2020 and based upon outstanding principal and does not include impact of unearned fees nor accretion/amortization therein LOAN YIELD COMPOSITION • Variable rate loans at their floor have remained steady at 88% of variable loans from Q3 to Q4. • The most prominent index for the variable portfolio is 5 Year Treasury CMT 18 Fixed 32% Variable At Floor 60% Variable Above Floor 6% Variable No Floor 2% Fixed vs. Variable, Total Loans (ex-PPP)

January 2021  Rating migration change includes upgrades and downgrades.  Changes in econometric factors  California Unemployment remains the largest driver to Q4 factors. ALLOWANCE FOR CREDIT LOSSES Drivers of Change Under CECL  Dollars in thousands Total reserve increase of $4.3 million Q4 2020 1.81% of Total Loans 1.99% Excluding PPP 19 1.93% of Total Loans 2.07% Excluding PPP  Includes volume and mix change due to originations, draws, pay downs, and payoffs  Gross charge offs $560 thousand  Gross recoveries $382 thousand

January 2021 ALLOWANCE FOR CREDIT LOSSES Allocation of Allowance by Segment  Dollars in thousands 20

RISK GRADE MIGRATION



% of Loan Portfolio Outstanding, by Risk Grade
0.8%
1.0%
5.0%
93.2%
0.8%
1.4%
4.8%
92.9%
0.9%
1.3%
14.0%
83.9%
1.0%
3.0%
13.8%
82.2%
1.0%
3.3%
13.6%
82.1%
4Q-2019
1Q-2020
2Q-2020
3Q-2020
4Q-2020
Pass
Watch
Special Mention
Substandard

- Zero balance in Doubtful and Loss

Special Mention (NBV)								
	Q4-2019			Q4-2020			Diff	
Pool	%	(mln)	# Loans	%	(mln)	# Loans	(mln)	# Loans
CRE Non-Owner Occupied	0.8%	$12.2	11	4.6%	$71.4	32	$59.2	21
Multifamily	0.5%	$2.6	2	7.1%	$44.8	10	$42.2	8
CRE Owner Occupied	0.8%	$4.5	15	2.7%	$16.7	19	$12.2	4
Agriculture & Farmland	3.2%	$5.6	6	4.9%	$9.7	10	$4.0	4
SFR HELOC and Junior Liens	1.5%	$5.4	106	1.6%	$5.4	98	$0.0	-8
SFR 1-4 Term	0.9%	$4.7	30	0.9%	$5.0	28	$0.3	-2
Construction	1.8%	$4.5	2	0.8%	$2.1	3	-$2.4	1
Commercial & Industrial	1.6%	$3.8	60	0.3%	$1.4	42	-$2.5	-18
Auto & Other	0.9%	$0.7	184	0.8%	$0.7	157	-$0.1	-27
Grand Total	**1.0%**	**$44.1**	**416**	**3.3%**	**$157.0**	**399**	**$113.0**	**-17**

Substandard/Doubtful/Loss (NBV)								
	Q4-2019			Q4-2020			Diff	
Pool	%	(mln)	# Loans	%	(mln)	# Loans	(mln)	# Loans
CRE Non-Owner Occupied	0.3%	$4.8	15	0.4%	$6.5	14	$1.7	-1
CRE Owner Occupied	1.0%	$5.7	16	1.0%	$6.3	15	$0.6	-1
Multifamily	0.4%	$2.0	2	0.7%	$4.4	1	$2.3	-1
SFR 1-4 Term	1.2%	$6.2	39	1.7%	$9.3	48	$3.1	9
Commercial & Industrial	1.7%	$4.2	80	0.8%	$4.1	71	-$0.1	-9
SFR HELOC and Junior Liens	1.7%	$6.1	107	2.6%	$8.5	130	$2.4	23
Construction	0.1%	$0.2	2	1.8%	$4.8	4	$4.5	2
Agriculture & Farmland	3.0%	$5.3	18	2.3%	$4.5	15	-$0.8	-3
Auto & Other	0.2%	$0.1	29	0.7%	$0.6	34	$0.5	5
Grand Total	**0.8%**	**$34.7**	**308**	**1.0%**	**$49.0**	**332**	**$14.3**	**24**

21 January 2021

trico bancshares

January 2021 0.57% 0.53% 0.54% 0.45% 0.45% 0.32% 0.35% 0.30% 0.28% 0.30% 0.31% 0.33% 0.39% 0.70% 0.77% 0.77% 0.64% 0.58% 0.59% 0.61% 0.54% 0.47% 0.73% 0.53% 0.58% 2017 Q4 2018 Q1 2018 Q2 2018 Q3 2018 Q4 2019 Q1 2019 Q2 2019 Q3 2019 Q4 2020 Q1 2020 Q2 2020 Q3 2020 Q4 TCBK Peers COVERAGE RATIO Allowance as a % of Non-Performing Loans NPAs have remained below peers while loss coverage has expanded, with CECL transition and allowance build up resulting in a coverage ratio nearly 2X that of peers.  Peer group consists of 99 closest peers in terms of asset size, range $4.1-8.8 Billion source: BankRegData.com  NPA and NPL ratios displayed are net of guarantees 22 ASSET QUALITY Non-Performing Assets as a % of Total Assets 126% 125% 118% 120% 124% 174% 159% 180% 193% 343% 385% 395% 342% 1 5 7% 1 3 7% 1 2 9% 1 2 5% 1 3 4% 1 3 1% 1 2 9% 1 4 5% 1 5 6% 1 3 9% 2 0 2% 1 9 1% 2017 Q4 2018 Q1 2018 Q2 2018 Q3 2018 Q4 2019 Q1 2019 Q2 2019 Q3 2019 Q4 2020 Q1 2020 Q2 2020 Q3 2020 Q4 TCBK Peers

January 2021 DEPOSITS 23

January 2021 Non Interest- bearing Demand Deposits, 38.4% Interest-bearing Demand & Savings Deposits, 53.3% Time Deposits, 5.1% Borrowings & Subordinated Debt, 1.3% Other liabilities, 1.8% Total Deposits = $6.51 billion 96.9% of Total Liabilities DEPOSITS: STRENGTH IN FUNDING 24 Liability Mix 12/31/2020  Peer group consists of 99 closest peers in terms of asset size, range $4.1-8.8 Billion; source: BankRegData.com  Net Loans includes LHFS and Allowance for Credit Loss; Core Deposits = Total Deposits less CDs > 250k 7 6 .9 7 6 .8 7 9 .1 8 0 .7 7 6 .3 7 5 .5 7 8 .1 8 0 .6 8 1 .6 8 1 .6 7 6 .9 7 5 .9 7 2 .7 0 20 40 60 80 100 120 2017 Q4 2018 Q1 2018 Q2 2018 Q3 2018 Q4 2019 Q1 2019 Q2 2019 Q3 2019 Q4 2020 Q1 2020 Q2 2020 Q3 2020 Q4 Loans to Core Deposits TCBK Peers 3 4 .1 3 3 .3 3 3 .6 3 3 .6 3 2 .8 3 2 .4 3 3 .3 3 3 .6 3 4 .1 3 4 .9 3 9 .8 3 9 .7 3 9 .7 0 10 20 30 40 2017 Q4 2018 Q1 2018 Q2 2018 Q3 2018 Q4 2019 Q1 2019 Q2 2019 Q3 2019 Q4 2020 Q1 2020 Q2 2020 Q3 2020 Q4 Non Interest-bearing Deposits as % of Total DepositsTCBK Peers

January 2021 Cost of Deposits FY 2017 FY 2018 QTD Q1'19 QTD Q2'19 QTD Q3'19 QTD Q4'19 QTD Q1'20 QTD Q2'20 QTD Q3'20 QTD Q4'20 Noninterest-Bearing Demand - - - - - - - - - - Int-Bearing Demand & Savings 0.10% 0.14% 0.18% 0.20% 0.19% 0.19% 0.16% 0.09% 0.06% 0.05% Time Deposits 0.48% 0.86% 1.18% 1.28% 1.39% 1.27% 1.23% 1.09% 0.89% 0.73% Total Deposits 0.10% 0.15% 0.20% 0.22% 0.23% 0.22% 0.19% 0.12% 0.09% 0.07% Interest-bearing Deposits 0.15% 0.23% 0.30% 0.33% 0.34% 0.33% 0.29% 0.20% 0.15% 0.12% $305 $432 $446 $441 $451 $441 $419 $399 $376 $345 $2,336 $3,174 $3,223 $3,121 $3,067 $3,094 $3,101 $3,363 $3,446 $3,580 $1,368 $1,761 $1,762 $1,780 $1,777 $1,833 $1,883 $2,487 $2,518 $2,582 $4,009 $5,366 $5,430 $5,342 $5,295 $5,367 $5,403 $6,248 $6,341 $6,506 2017 2018 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 DEPOSITS: STRENGTH IN COST OF FUNDS 25  Q2 2020 includes $413 million increase QvQ directly attributed to PPP borrowers  2018 includes FNB acquisition  Regulated bank level deposits

January 2021 FINANCIALS 26

January 2021 CONSISTENT OPERATING METRICS 27 Net Interest Margin (FTE) PPNR as % of Average Assets Efficiency Ratio ROAA 4.32% 4.23% 4.22% 4.30% 4.47% 3.96% 2015 2016 2017 2018 2019 2020 65.1% 68.7% 65.4% 63.7% 59.7% 58.4% 2015 2016 2017 2018 2019 2020 1.79% 1.60% 1.70% 1.73% 1.94% 1.83% 2015 2016 2017 2018 2019 2020 1.11% 1.02% 0.89% 1.24% 1.43% 0.91% 2015 2016 2017 2018 2019 2020

January 2021 WELL CAPITALIZED 28 Tier 1 Capital Ratio Total Risk Based Capital Ratio CET1 Ratio Tangible Common Equity Ratio 13.8% 13.7% 13.2% 13.7% 14.4% 14.0% 2015 2016 2017 2018 2019 2020 12.2% 12.2% 11.7% 12.5% 13.3% 12.9% 2015 2016 2017 2018 2019 2020 15.1% 14.8% 14.1% 14.4% 15.1% 15.2% 2015 2016 2017 2018 2019 2020 9.2% 9.1% 9.3% 9.5% 10.6% 9.3% 2015 2016 2017 2018 2019 2020

January 202129 Aug st 2020